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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference on Form S-3 of our report dated March 31, 1997, appearing in the Annual Report on Form 10-K of Sterling Vision, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

May 28, 1997

                                   EXH. 23.1-1